CAVANAL HILL FUNDS

Supplement dated March 21, 2018
to the
Intermediate Tax-Free Bond Fund Prospectus
dated December 26, 2017

All Share Classes of the Cavanal Hill Intermediate Tax-Free Bond Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.